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                                                          Exhibit 23.1






                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and "Summary Financial Data" and to the use of our report dated October 9, 2001, in the Registration Statement (Form SB-2 No. 333-______) and related Prospectus of ZymeTx, Inc. for the registration of 9,859,254 shares of its common stock.


                                                   /s/ Ernst & Young LLP
                                                   ---------------------
                                                   Ernst & Young LLP

Oklahoma City, Oklahoma
December 27, 2001